UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ----------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2011
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST


SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED
JUNE 30, 2011


First Trust/
Aberdeen
Emerging Opportunity
Fund


Aberdeen Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2011

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  7
Schedule of Forward Foreign Currency Contracts............................... 14
Statement of Assets and Liabilities.......................................... 15
Statement of Operations...................................................... 16
Statements of Changes in Net Assets.......................................... 17
Statement of Cash Flows...................................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Additional Information....................................................... 28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                     SEMI-ANNUAL LETTER FROM THE PRESIDENT
                                 JUNE 30, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Though the markets have been recovering from their lows of 2008-2009, they have been somewhat choppy over the past several months. However, successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.

Sincerely,

James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Emerging Opportunity  Fund

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
"AT A GLANCE"
AS OF JUNE 30, 2011 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FEO
Common Share Price                                             $20.89
Common Share Net Asset Value ("NAV")                           $22.87
Premium (Discount) to NAV                                       (8.66)%
Net Assets Applicable to Common Shares                   $121,823,425
Current Quarterly Distribution per Common Share (1)            $0.350
Current Annualized Distribution per Common Share               $1.400
Current Distribution Rate on Closing Common Share Price (2)      6.70%
Current Distribution Rate on NAV (2)                             6.12%


---------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------
                         Common Share Price                NAV
12/31/2010                      21.32                     22.77
1/7/2011                        22.39                     22.65
1/14/2011                       21.67                     22.62
1/21/2011                       21.23                     22.35
1/28/2011                       20.54                     22.01
2/4/2011                        20.79                     22.17
2/11/2011                       20.44                     21.88
2/18/2011                       20.43                     22.23
2/25/2011                       19.93                     21.95
3/4/2011                        20.52                     22.36
3/11/2011                       20.60                     22.24
3/18/2011                       20.44                     22.07
3/25/2011                       20.53                     22.20
4/1/2011                        21.05                     22.79
4/8/2011                        21.65                     23.25
4/15/2011                       21.36                     23.08
4/21/2011                       21.62                     23.27
4/29/2011                       21.50                     23.38
5/6/2011                        21.17                     23.02
5/13/2011                       21.09                     22.80
5/20/2011                       21.12                     22.94
5/27/2011                       21.26                     22.95
6/3/2011                        21.29                     23.23
6/10/2011                       21.06                     22.92
6/17/2011                       20.81                     22.72
6/24/2011                       20.40                     22.37
6/30/2011                       20.89                     22.87


----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual Total Return
                                                    6 Months Ended    1 Year Ended      Inception (8/28/2006)
                                                       6/30/2011        6/30/2011           to 6/30/2011
FUND PERFORMANCE (3)
NAV                                                      3.79%           22.14%                13.14%
Market Value                                             1.25%           17.14%                 9.99%

INDEX PERFORMANCE
Blended Benchmark (4)                                    4.19%           19.98%                11.66%
Barclays Capital Global Emerging Markets Index           5.84%           14.28%                 8.55%
FTSE All World Emerging Market Index                    -0.56%           26.09%                11.80%
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                           % OF TOTAL
TOP 10 HOLDINGS                                           INVESTMENTS
---------------------------------------------------------------------
Republic of South Africa, 8.25%, 9/15/17                       4.2%
Turkey Government Bond, 16.00%, 3/7/12                         2.5
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21     2.2
Mexican Bonos Desarr Fixed Rate Bond, 8.00%, 6/11/20           2.1
Samsung Electronics Co., Ltd., Preference Shares2.0
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17     1.9
Vale S.A., Preference Shares, ADR                              1.8
Poland Government Bond, 5.50%, 10/25/19                        1.8
China Mobile Ltd.                                              1.6
Banco Bradesco S.A., ADR                                       1.6
---------------------------------------------------------------------
                                      Total                   21.7%
                                                             ======

----------------------------------
TOP 10                  % OF TOTAL
COUNTRIES (5)          INVESTMENTS
----------------------------------
Brazil                     14.7%
Mexico                     10.6
South Africa                7.8
China                       6.4
Turkey                      5.4
Indonesia                   5.3
India                       5.0
Poland                      3.2
Venezuela                   3.0
Thailand                    2.7
----------------------------------
            Total          64.1%
                          ======

----------------------------------
CREDIT                  % OF TOTAL
QUALITY (6)            INVESTMENTS
----------------------------------
AA                          2.7%
A                          25.7
A-                          0.2
BBB+                        6.4
BBB                        13.5
BBB-                        2.7
BB+                        13.4
BB                         10.4
BB-                         8.1
B+                          6.2
B                           5.7
B-                          1.4
CCC-                        0.1
NR                          3.5
----------------------------------
            Total         100.0%
                          ======

-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Government Bonds and Notes                     38.3%
Commercial Banks                               10.9
Oil, Gas & Consumable Fuels                     8.5
Real Estate Management & Development            5.5
Semiconductors & Semiconductor Equipment        3.3
Wireless Telecommunication Services             2.9
Automobiles                                     2.4
Electric Utilities                              2.3
Diversified Financial Services                  2.2
Pharmaceuticals                                 2.2
Construction Materials                          2.1
Metals & Mining                                 2.0
Beverages                                       1.9
Food & Staples Retailing                        1.8
Diversified Operations                          1.2
Household Durables                              1.2
Transportation Infrastructure                   1.1
Specialty Retail                                1.0
Food Products                                   1.0
Tobacco                                         1.0
Diversified Telecommunication Services          1.0
Thrifts & Mortgage Finance                      0.9
Energy Equipment & Services                     0.9
Multiline Retail                                0.9
Household Products                              0.8
Insurance                                       0.8
IT Services                                     0.7
Chemicals                                       0.5
Construction & Engineering                      0.3
Road & Rail                                     0.2
Special Purpose Banks                           0.2
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 6/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%)

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2011

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO
Head of Emerging Market Equity for the Aberdeen Group

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years, he worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE
Head of GEM Equity Team ex Asia

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES
Investment Manager, GEM Equity Team

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MANNING
Investment Manager, GEM Equity Team

Ms. Manning is an investment manager on the emerging markets ex- Asia team. Ms. Manning joined Aberdeen in 2001 as an analyst.

ANDY BROWN
Investment Manager, GEM Equity Team

Mr. Brown is an investment manager on the emerging markets ex-Asia team. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

STEPHEN PARR
Investment Manager, GEM Equity Team

Mr. Parr is an investment manager on the emerging markets ex-Asia team. He joined Aberdeen in July 2009 from Credit Suisse Asset Management where he worked in the Global Emerging market equities team. He has also held a variety of positions in industry and management consultancy.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2011


FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY
Portfolio Manager, Emerging Market Debt

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor's. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ
Portfolio Manager, Emerging Market Debt

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN
Portfolio Manager, Emerging Market Debt

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging market debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN
Portfolio Manager, Emerging Market Debt

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt, and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - EQUITY

During the first six months of 2011, the MSCI (Morgan Stanley Capital International) Global Emerging Markets Index ("MSCI Emerging Markets") rose 1.02% in USD terms against a backdrop of market volatility as investors were confronted with stubbornly high inflation in many markets and further tightening, as well as political unrest in the Middle East, which resulted in oil prices rising. More recently, concerns over the health of the U.S. economic recovery, increased nervousness ahead of the Federal Reserve's end to its quantitative easing program and renewed fears over the potential default and/or restructuring of Greek sovereign debt have put pressure on most emerging economies and investor sentiment.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2011


MARKET RECAP - FIXED INCOME

Emerging market debt experienced mixed fortunes throughout the six-month period, having started the year on a weaker note. Local currency debt initially underperformed, reflecting concerns about rising inflation and the perception that central banks are not reacting promptly enough. Rising inflation concerns have weighed on emerging market debt amid rising commodity prices, in particular those related to food, putting severe pressure on developing economies. This was exacerbated somewhat by a spike in oil prices following the uprisings in North Africa and the Middle East which, although having eased somewhat due to increased confidence surrounding global oil supplies, still remain very much at the forefront.

Overall, emerging market debt recorded strong performance over the six months despite inflation concerns and international concerns. A rally in U.S. Treasuries benefitted hard currency-denominated debt while a weak U.S. dollar boosted performance of local currency-denominated assets. However, toward the end of the reporting period, weak figures from the U.S. and fears about the possibility of Greek default decreased investors' appetites for risky assets and caused global bond yields to fall. Greece managed to pass the austerity bill at the end of June, paving the way for the next (euro)12 billion of its European Union-International Monetary Fund bail-out package, causing spreads to narrow somewhat.

Over the six-month period, the JPMorgan Emerging Markets Bond Index-Global Diversified ("JPM EMBI") gained 4.8%, while the benchmark spread remained flat on the year, despite surging significantly just before the Greek government approved the austerity bill in June. The JPMorgan Government Bond Index-Emerging Markets ("JPM GBI-EM") gained 6.9% over the first half of the year.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 3.79% and a market value total return(1) of 1.25% for the six months ended June 30, 2011, compared to the Fund's blended benchmark(2) total return of 4.19% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2011, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 5.84% and the FTSE All World Emerging Market Index was -0.56%.

PERFORMANCE ANALYSIS - EQUITY

The equity portion of the Fund outperformed the MSCI Emerging Markets benchmark by 1.67% gross of fees over the six month period. Outperformance was driven by good stock selection in Brazil and Mexico, Indonesia and Thailand. In Brazil, Souza Cruz performed well in the second quarter of 2011 and was up 20% on the back of strong results. Ultrapar was also one of the best performers in the portfolio, advancing on news that it will convert its preferred shares to common shares with full voting rights. Lojas Renner also contributed to outperformance during the period as it continued to show strong momentum in same-store sales and income from financial products, and it also performed well on the back of an accretive acquisition of a home-ware retailer. In Mexico, the Fund's holdings performed well as more positive sentiment on the economy fed through to improved prospects. In particular, Femsa performed well as Coca Cola Femsa and Grupo Tampico announced they would merge their bottling facilities.

A number of the Asian stocks performed strongly. P.T. Astra International, the Indonesian conglomerate, performed well during the period on the back of an expected recovery in vehicle production following the earthquake in Japan. Taiwan Mobile was also a major contributor to the Fund's outperformance, benefiting from the perceived defensiveness of the telecommunications sector in volatile market conditions. A Hong Kong based Asian insurance company, which was recently added to the portfolio, did well on the back of stellar maiden results after its IPO. Finally, despite the market volatility associated with some commodity stocks, notably oil-related companies, a number of the Fund's holdings, namely Lukoil and PetroChina, contributed positively to performance. Siam Cement, the Thai producer, also performed well on the back of strong first quarter results as sales volume continued to expand across all business segments.

On the negative side, some of the Fund's holdings detracted from performance during the first half of the year. Grasim underperformed as the Fund's Indian cement holdings came under pressure due to cartel allegations. Tenaris, a provider of high-quality seamless pipes to the oil industry, also suffered with the sharp drop in the oil price. Finally, Aksigorta, the Turkish insurance company, suffered from weak first quarter 2011 results, while Samsung Electronics detracted from performance in part due to declining margins in its semiconductor business as well as losses from its display panel division mainly due to declines in LCD panel prices.

-----------------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2 The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index-Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2011


PERFORMANCE ANALYSIS - FIXED INCOME

The Fund outperformed its blended benchmark of both hard currency and local bonds and outperformed the individual components gross of fees. The Fund's overweight position in both hard and local currency bonds contributed positively to the outperformance. The local currency denominated index (JPM GBI-EM) had a higher return than the USD currency bonds index (JPM EMBI) as the USD weakened against most major currencies over the period.

Within the hard currency holdings, the Fund's overweight position in the high beta (a stock whose return generally follows the market's returns) Latin American countries, such as Argentina and Venezuela, added value to portfolio. An overweight position to Ivory Coast also added value as an end to a political crisis renewed appetite for the defaulted bonds. An overweight position in Kazakhstan detracted value due to BTA bank publishing worse than expected results. An underweight position in Turkey benefitted the portfolio as the country was hit particularly strongly by the increase in oil prices due to its 6.5% deficit and investors expressed concern about the country's lax monetary policy. An overweight to Dominican Republic bonds benefitted the portfolio while an overweight to China detracted value.

Within the local currency holdings, an underweight position in euro-related Hungary benefitted the portfolio. Allocations to Latin American bonds, including Argentina, Brazil, Mexico and Uruguay all added value. Positions in Indonesia and South Africa also made a positive contribution to performance.

MARKET OUTLOOK - EQUITY

As we have stated in the past, we believe that the stock market is a forward-looking indicator. Given the choppiness of the market over the last six months, we believe that the market is struggling to decide how the economy and corporate profits will perform over the next six to twelve months. While corporate profits have continued to climb and surprise on the upside, the rate of that growth has slowed and profit margins have risen to near all-time highs. The question is where are profits headed? Measures of economic activity released in late spring and early summer declined, indicating that the economy had hit a "slow patch". A question the market has been wrestling with is if this "slow patch" is just a temporary slowdown brought about by some discreet events such as the Japanese disasters and higher gasoline prices, or is it the harbinger of a double-dip recession? We are inclined to take the positive view and we believe that corporate profits will continue to rise and thereby drive continued reinvestment by businesses which will lead to modest employment growth. However, it is likely that any such economic growth will continue to be muted when compared to previous cycles. With the stock market up substantially from its March 2009 lows and the number of unresolved issues that the market is wrestling with, we are prepared to react as the markets change. We will continue to manage the Fund with the dual objectives of earning dividend income and options gains while seeking capital appreciation opportunities over the market cycle.

Although growth has moderated in emerging markets in recent months, growth rates are still decent and expected to remain supported by healthy domestic demand. A moderate slowdown should help to contain the inflation risk in these economies. Moreover, a softening in Purchasing Managers Indexes in both emerging and developed markets reinforces the argument that economies are indeed slowing down. Although narrowing output gaps in most emerging market economies have fuelled inflation, recent weakening production growth, easing food prices and stabilization of global commodity prices suggest that headline inflation should decelerate in the coming months. Emerging Asian and Latin American central banks have been tightening monetary policy to curb inflation. However, some countries have been slower to act for fear of dampening growth. Further tightening is likely to occur until interest rates are positive in real terms. Markets are expected to remain cautious in view of a variety of headwinds including anti-asset inflation policies, ongoing political uncertainty in the Arab world, and an uncertain outlook for commodities as well as Europe's unresolved sovereign debt woes. Long-term prospects remain positive given emerging markets' sound fundamentals, notably better potential growth than developed economies, stronger corporate balance sheets and less indebted consumers, suggesting a faster pace of earnings growth can be achieved.

MARKET OUTLOOK - FIXED INCOME

How long the Greek crisis will persist depends on several events: the European Union plans on private sector involvement to extend maturities on Greek debt coming due in 2012-14, and the willingness of the European Union-International Monetary Fund to agree to a further US$100bn bailout package for Greece to cover the financing gap over the next three years. Once those hurdles are cleared, the focus will shift to implementation risk, which will remain very high. But some calmer waters for Greece will shift the focus elsewhere for a change, which should be supportive for emerging market debt going into July, in our opinion.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b)
JUNE 30, 2011 (UNAUDITED)


     SHARES                                            DESCRIPTION                                            VALUE
---------------  ----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 45.0%

                 BRAZIL - 8.6%
         94,924  Banco Bradesco S.A., ADR................................................................  $  1,944,993
         28,000  Lojas Renner S.A. ......................................................................     1,067,684
         33,000  Multiplan Empreendimentos Imobiliarios S.A. ............................................       723,583
         58,000  Petroleo Brasileiro S.A., ADR...........................................................     1,779,440
         96,500  Souza Cruz S.A. ........................................................................     1,218,114
         84,000  Ultrapar Participacoes S.A., Preference Shares..........................................     1,493,070
         78,100  Vale S.A., Preference Shares, ADR.......................................................     2,261,776
                                                                                                           ------------
                                                                                                             10,488,660
                                                                                                           ------------
                 CHILE - 0.9%
         11,600  Banco Santander Chile S.A., ADR.........................................................     1,088,196
                                                                                                           ------------
                 CHINA - 3.8%
        200,000  Hang Lung Group Ltd. ...................................................................     1,267,079
      1,070,000  PetroChina Co., Ltd., Class H...........................................................     1,564,778
        640,000  Swire Pacific Ltd., B Shares............................................................     1,825,828
                                                                                                           ------------
                                                                                                              4,657,685
                                                                                                           ------------
                 HONG KONG - 2.3%
        229,600  Aia Group Ltd. .........................................................................       795,165
        216,500  China Mobile Ltd. ......................................................................     2,003,167
                                                                                                           ------------
                                                                                                              2,798,332
                                                                                                           ------------
                 HUNGARY - 0.9%
          5,500  Richter Gedeon Nyrt.....................................................................     1,086,501
                                                                                                           ------------
                 INDIA - 5.1%
         32,000  Bharti Airtel Ltd. .....................................................................       282,687
         20,000  GlaxoSmithKline Pharmaceuticals Ltd. ...................................................     1,051,462
         13,000  Grasim Industries Ltd. .................................................................       609,497
         29,000  Hero Honda Motors Ltd. .................................................................     1,217,802
         59,000  Hindustan Unilever Ltd. ................................................................       453,562
         70,500  Housing Development Finance Corp., Ltd. ................................................     1,113,901
         20,000  ICICI Bank Ltd. ........................................................................       489,749
         13,000  Infosys Technologies Ltd. ..............................................................       846,392
          7,428  UltraTech Cement Ltd. ..................................................................       154,517
                                                                                                           ------------
                                                                                                              6,219,569
                                                                                                           ------------
                 INDONESIA - 1.4%
        230,000  PT Astra International Tbk..............................................................     1,704,449
                                                                                                           ------------
                 ITALY - 0.9%
         23,600  Tenaris S.A., ADR.......................................................................     1,079,228
                                                                                                           ------------
                 KAZAKHSTAN - 0.0%
      1,219,876  BTA Bank JSC (c)........................................................................        19,648
                                                                                                           ------------
                 MALAYSIA - 1.4%
        220,000  CIMB Group Holdings Berhad..............................................................       650,638
        249,000  Public Bank Berhad......................................................................     1,093,472
                                                                                                           ------------
                                                                                                              1,744,110
                                                                                                           ------------

                       See Notes to Financial Statements                  Page 7

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

     SHARES                                            DESCRIPTION                                            VALUE
---------------  ----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - (Continued)

                 MEXICO - 3.8%
         27,900  Fomento Economico Mexicano, S.A.B. de C.V., ADR.........................................  $  1,855,071
         40,000  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR...............................       694,000
        316,000  Grupo Financiero Banorte, S.A.B. de C.V., O Shares......................................     1,434,732
         92,000  Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares......................................       605,031
                                                                                                           ------------
                                                                                                              4,588,834
                                                                                                           ------------
                 PHILIPPINES - 1.2%
      1,550,000  Ayala Land, Inc. .......................................................................       557,978
        664,672  Bank of the Philippine Islands..........................................................       897,273
                                                                                                           ------------
                                                                                                              1,455,251
                                                                                                           ------------
                 POLAND - 0.8%
         16,000  Bank Pekao S.A. ........................................................................       946,186
                                                                                                           ------------
                 RUSSIA - 1.2%
         23,500  LUKOIL, ADR.............................................................................     1,498,125
                                                                                                           ------------
                 SOUTH AFRICA - 1.8%
         43,610  Massmart Holdings Ltd...................................................................       901,636
            656  SABMiller PLC...........................................................................        23,769
        119,729  Truworths International Ltd. ...........................................................     1,297,722
                                                                                                           ------------
                                                                                                              2,223,127
                                                                                                           ------------
                 SOUTH KOREA - 2.7%
         27,008  BS Financial Group, Inc. (c)............................................................       381,980
          1,256  E-Mart Co., Ltd. (c)....................................................................       287,702
          4,600  Samsung Electronics Co., Ltd., Preference Shares........................................     2,412,776
            443  Shinsegae Co., Ltd. ....................................................................       141,091
                                                                                                           ------------
                                                                                                              3,223,549
                                                                                                           ------------
                 TAIWAN - 2.1%
        354,450  Taiwan Mobile Co., Ltd. ................................................................       960,057
        643,953  Taiwan Semiconductor Manufacturing Co., Ltd. ...........................................     1,618,654
                                                                                                           ------------
                                                                                                              2,578,711
                                                                                                           ------------
                 THAILAND - 2.8%
        250,000  PTT Exploration and Production Public Co., Ltd. ........................................     1,391,375
        107,000  Siam Cement Public (The) Co., Ltd. .....................................................     1,420,862
        160,600  Siam Commercial Bank Public Co., Ltd. ..................................................       580,199
                                                                                                           ------------
                                                                                                              3,392,436
                                                                                                           ------------
                 TURKEY - 2.2%
         73,634  Akbank TAS..............................................................................       340,271
        253,000  Aksigorta AS............................................................................       252,532
         27,220  Bim Birlesik Magazalar AS...............................................................       884,692
        181,149  Haci Omer Sabanci Holding AS............................................................       761,209
         93,372  Turkiye Garanti Bankasi AS..............................................................       423,425
                                                                                                           ------------
                                                                                                              2,662,129
                                                                                                           ------------
                 UNITED KINGDOM - 1.1%
         51,408  Standard Chartered PLC..................................................................     1,351,474
                                                                                                           ------------
                 TOTAL COMMON STOCKS.....................................................................    54,806,200
                 (Cost $35,532,993)                                                                        ------------



Page 8                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                                      STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - 38.9%

                 ARGENTINA - 2.0%
      2,538,617  Republic of Argentina (ARS) (d).............................     5.45%        02/04/18    $  1,256,947
      1,250,000  Republic of Argentina (USD).................................     7.00%        04/17/17       1,140,977
                                                                                                           ------------
                                                                                                              2,397,924
                                                                                                           ------------
                 BRAZIL - 4.6%
        730,000  Brazil Notas do Tesouro Nacional Series F (BRL).............    10.00%        01/01/13         452,024
      4,070,000  Brazil Notas do Tesouro Nacional Series F (BRL).............    10.00%        01/01/17       2,364,976
      4,910,000  Brazil Notas do Tesouro Nacional Series F (BRL).............    10.00%        01/01/21       2,750,503
                                                                                                           ------------
                                                                                                              5,567,503
                                                                                                           ------------
                 DOMINICAN REPUBLIC - 0.5%
        528,000  Dominican Republic (USD)....................................     8.63%        04/20/27         578,160
                                                                                                           ------------
                 EGYPT - 0.6%
      4,500,000  Egypt Treasury Bill (EGP)...................................      (e)         09/13/11         733,149
                                                                                                           ------------
                 EL SALVADOR - 1.1%
        740,000  Republic of El Salvador (USD)...............................     7.65%        06/15/35         769,600
        520,000  Republic of El Salvador (USD)...............................     7.63%        02/01/41         535,600
                                                                                                           ------------
                                                                                                              1,305,200
                                                                                                           ------------
                 HUNGARY - 1.7%
    227,370,000  Hungary Government Bond (HUF)...............................     6.00%        10/24/12       1,240,765
     87,000,000  Hungary Government Bond (HUF)...............................     5.50%        02/12/16         448,045
     85,000,000  Hungary Government Bond (HUF)...............................     6.50%        06/24/19         438,768
                                                                                                           ------------
                                                                                                              2,127,578
                                                                                                           ------------
                 INDONESIA - 2.2%
  9,600,000,000  Indonesian Government Bond (IDR)............................    10.00%        07/15/17       1,282,250
  9,500,000,000  Indonesian Government Bond (IDR)............................    10.50%        08/15/30       1,285,842
    900,000,000  Indonesian Government Bond (IDR)............................     9.50%        07/15/31         111,985
                                                                                                           ------------
                                                                                                              2,680,077
                                                                                                           ------------
                 IVORY COAST - 1.3%
      2,980,000  Ivory Coast Government Bond (USD)...........................     2.50%        12/31/32       1,586,850
                                                                                                           ------------
                 LITHUANIA - 1.2%
      1,140,000  Republic of Lithuania (USD).................................     7.38%        02/11/20       1,313,850
        180,000  Republic of Lithuania (USD).................................     6.13%        03/09/21         191,070
                                                                                                           ------------
                                                                                                              1,504,920
                                                                                                           ------------
                 MALAYSIA - 1.1%
      2,500,000  Malaysia Government Bond (MYR)..............................     3.21%        05/31/13         829,440
      1,700,000  Malaysia Government Bond (MYR)..............................     4.01%        09/15/17         572,379
                                                                                                           ------------
                                                                                                              1,401,819
                                                                                                           ------------
                 MEXICO - 4.8%
     16,500,000  Mexican Bonos Desarr Fixed Rate Bond (MXN)..................     9.50%        12/18/14       1,571,445
     28,100,000  Mexican Bonos Desarr Fixed Rate Bond (MXN)..................     8.00%        06/11/20       2,580,798
      5,200,000  Mexican Bonos Desarr Fixed Rate Bond (MXN)..................     8.00%        12/07/23         471,581
     12,800,000  Mexican Bonos Desarr Fixed Rate Bond (MXN)..................     7.50%        06/03/27       1,085,307
      1,840,000  Mexican Bonos Desarr Fixed Rate Bond (MXN)..................    10.00%        11/20/36         190,524
                                                                                                           ------------
                                                                                                              5,899,655
                                                                                                           ------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                                      STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - (Continued)

                 PAKISTAN - 0.4%
        620,000  Islamic Republic of Pakistan (USD)..........................     6.88%        06/01/17    $    505,300
                                                                                                           ------------
                 PERU - 1.0%
      2,900,000  Peruvian Government Bond (PEN)..............................     7.84%        08/12/20       1,164,662
                                                                                                           ------------
                 POLAND - 2.4%
      6,050,000  Poland Government Bond (PLN)................................     5.50%        10/25/19       2,180,001
      2,140,000  Poland Government Bond (PLN)................................     5.75%        09/23/22         769,950
                                                                                                           ------------
                                                                                                              2,949,951
                                                                                                           ------------
                 QATAR - 0.4%
        450,000  State of Qatar (USD)........................................     5.25%        01/20/20         481,950
                                                                                                           ------------
                 SENEGAL - 0.2%
        250,000  Senegal Goverment International Bond (USD)..................     8.75%        05/13/21         258,437
                                                                                                           ------------
                 SERBIA - 0.6%
     61,000,000  Serbia Treasury Bill (RSD)..................................      (e)         12/13/12         738,496
                                                                                                           ------------
                 SOUTH AFRICA - 6.1%
        520,000  Eskom Holdings Ltd. (USD)...................................     5.75%        01/26/21         538,200
     34,900,000  Republic of South Africa (ZAR)..............................     8.25%        09/15/17       5,194,922
      9,870,000  Republic of South Africa (ZAR)..............................    10.50%        12/21/26       1,690,882
                                                                                                           ------------
                                                                                                              7,424,004
                                                                                                           ------------
                 TURKEY - 2.9%
        $80,000  Republic of Turkey (USD)....................................     7.25%        03/05/38          92,000
        360,000  Republic of Turkey (USD)....................................     6.75%        05/30/40         389,700
      4,700,000  Turkey Government Bond (TRY)................................    16.00%        03/07/12       3,037,770
                                                                                                           ------------
                                                                                                              3,519,470
                                                                                                           ------------
                 UKRAINE - 0.1%
         80,000  Ukraine Government Bond (USD)...............................     6.58%        11/21/16          80,768
                                                                                                           ------------
                 UNITED ARAB EMIRATES - 0.6%
        700,000  Dubai Government International Bond (USD)...................     7.75%        10/05/20         746,900
                                                                                                           ------------
                 URUGUAY - 1.1%
     10,400,000  Republic Orient Uruguay, Inflation Adjusted Bond (UYU) (f)..     5.00%        09/14/18         904,607
      4,600,000  Republica Orient Uruguay (UYU)..............................     4.25%        04/05/27         383,829
                                                                                                           ------------
                                                                                                              1,288,436
                                                                                                           ------------
                 VENEZUELA - 2.0%
        300,000  Republic of Venezuela (USD).................................     8.50%        10/08/14         275,250
      2,150,000  Republic of Venezuela (USD).................................     5.75%        02/26/16       1,677,000
        600,000  Republic of Venezuela (USD).................................     7.75%        10/13/19         436,500
                                                                                                           ------------
                                                                                                              2,388,750
                                                                                                           ------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES.................................................    47,329,959
                 (Cost $44,541,172)                                                                        ------------



Page 10                See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund
Portfolio of Investments (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                                      STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) - 17.6%

                 BRAZIL - 1.7%
        550,000  Hypermarcas S.A. (USD)......................................     6.50%        04/20/21    $    552,063
        350,000  Odebrecht Finance Ltd. (USD)................................     7.50%        09/14/15         353,500
        100,000  Petrobras International Finance Co. (USD)...................     5.38%        01/27/21         103,005
        430,000  Rearden G Holdings Eins GmbH (USD)..........................     7.88%        03/30/20         471,538
        600,000  Virgolino de Oliveira Finance Ltd. (USD)....................    10.50%        01/28/18         645,000
                                                                                                           ------------
                                                                                                              2,125,106
                                                                                                           ------------
                 CHINA - 2.7%
        180,000  China Oriental Group Co. Ltd. (USD).........................     8.00%        08/18/15         183,600
        750,000  China Overseas Finance Cayman II Ltd. (USD).................     5.50%        11/10/20         714,522
      1,600,000  Sinochem Overseas Capital Co. Ltd. (USD)....................     4.50%        11/12/20       1,541,509
        550,000  West China Cement Ltd. (USD)................................     7.50%        01/25/16         530,750
        300,000  Yanlord Land Group Ltd. (USD)...............................    10.63%        03/29/18         305,160
                                                                                                           ------------
                                                                                                              3,275,541
                                                                                                           ------------
                 COLOMBIA - 0.6%
        600,000  TGI International Ltd. (USD)................................     9.50%        10/03/17         677,250
                                                                                                           ------------
                 DOMINICAN REPUBLIC - 0.7%
        350,000  AES Andres Dominicana/Itabo Dominicana (USD)................     9.50%        11/12/20         374,850
        505,000  Cerveceria Nacional Dominicana (USD) (d)....................    16.00%        03/27/12         472,175
                                                                                                           ------------
                                                                                                                847,025
                                                                                                           ------------
                 EL SALVADOR - 0.4%
        450,000  Telemovil Finance Co. Ltd. (USD)............................     8.00%        10/01/17         476,325
                                                                                                           ------------
                 HONG KONG - 0.5%
        620,000  CFG Investment S.A.C. (USD).................................     9.25%        12/19/13         638,600
                                                                                                           ------------
                 INDONESIA - 1.8%
        250,000  Indosat Palapa Co. B.V. (USD)...............................     7.38%        07/29/20         278,750
        810,000  Majapahit Holding B.V. (USD)................................     7.75%        10/17/16         941,940
        150,000  PT Adaro Indonesia (USD)....................................     7.63%        10/22/19         167,250
        650,000  Star Energy Geothermal (Wayang Windu) Ltd. (USD)............    11.50%        02/12/15         737,750
                                                                                                           ------------
                                                                                                              2,125,690
                                                                                                           ------------
                 KAZAKHSTAN - 1.7%
        564,153  BTA Bank JSC (USD) (h)......................................    10.75%        07/01/18         447,796
      1,541,530  BTA Bank JSC (USD) (d) (i)..................................     0.00%        07/01/20          63,203
        114,233  BTA Bank JSC (USD)..........................................     7.20%        07/01/25          52,262
        200,000  Development Bank of Kazakhstan (USD)........................     5.50%        12/20/15         206,500
        350,000  Halyk Savings Bank of Kazakhstan (USD)......................     7.25%        01/28/21         355,250
        850,000  Kazmunaygas National Co. (USD)..............................     6.38%        04/09/21         899,937
                                                                                                           ------------
                                                                                                              2,024,948
                                                                                                           ------------
                 MEXICO - 2.1%
        450,000  Axtel S.A.B. de C.V. (USD)..................................     9.00%        09/22/19         441,675
        275,000  Corp. Geo S.A. de C.V. (USD)................................     8.88%        09/25/14         295,625
        660,000  Desarrolladora Homex S.A. (USD).............................     9.50%        12/11/19         709,500
        650,000  Geo Maquinaria S.A. de C.V. (USD)...........................     9.63%        05/02/21         666,250
        457,000  Servicios Corporativos Javer Sapi de C.V. (USD).............     9.88%        04/06/21         478,707
                                                                                                           ------------
                                                                                                              2,591,757
                                                                                                           ------------


                       See Notes to Financial Statements                 Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                                      STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) - (Continued)

                 NIGERIA - 0.3%
        350,000  GTB Finance B.V. (USD)......................................     7.50%        05/19/16    $    360,290
                                                                                                           ------------
                 PERU - 0.5%
        650,000  Banco de Credito del Peru (USD).............................     4.75%        03/16/16         646,750
                                                                                                           ------------
                 PHILIPPINES - 0.2%
        250,000  Alliance Global Group, Inc. (USD)...........................     6.50%        08/18/17         246,421
                                                                                                           ------------
                 QATAR - 1.1%
      1,350,000  Qatari Diar Finance Q.S.C. (USD)............................     5.00%        07/21/20       1,386,258
                                                                                                           ------------
                 RUSSIA - 1.2%
        450,000  Alfa Bank (USD).............................................     7.88%        09/25/17         474,750
        300,000  Novatek Finance Ltd. (USD)..................................     6.60%        02/03/21         313,500
        200,000  Russian Railways (USD)......................................     5.74%        04/03/17         213,250
        400,000  Vimpelcom Ltd. (USD)........................................     6.49%        02/02/16         414,000
                                                                                                           ------------
                                                                                                              1,415,500
                                                                                                           ------------
                 TURKEY - 0.4%
        500,000  Yasar Holdings (USD)........................................     9.63%        10/07/15         531,875
                                                                                                           ------------
                 UNITED ARAB EMIRATES - 0.6%
        750,000  Dubai Electricity & Water Authority (USD)...................     7.38%        10/21/20         771,651
                                                                                                           ------------
                 VENEZUELA - 1.1%
      1,800,000  Petroleos de Venezuela S.A. (USD)...........................     8.50%        11/02/17       1,343,700
                                                                                                           ------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES.................................................    21,484,687
                 (Cost $21,111,361)                                                                        ------------

                 TOTAL INVESTMENTS - 101.5%..............................................................   123,620,846
                 (Cost $101,185,526) (j)

                 OUTSTANDING LOAN - (4.8%)...............................................................    (5,800,000)
                 NET OTHER ASSETS AND LIABILITIES - 3.3%.................................................     4,002,579
                                                                                                           ------------
                 NET ASSETS - 100.0%.....................................................................  $121,823,425
                                                                                                           ============

-----------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets .
(b) All of these securities are available to serve as collateral for the outstanding loan.
(c)   Non-income producing security.
(d) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2011.
(e)   Zero coupon bond.
(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(g) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.
(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at June 30, 2011.
(i) Recovery units issued under BTA Bank's restructuring plan. Recovery payments are dependent on future performance.
(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,062,071 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,626,751.

ADR   American Depositary Receipt


Page 12                See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
JUNE 30, 2011 (UNAUDITED)

Currency Abbreviations
     ARS Argentine Peso
     BRL Brazilian Real
     EGP Egyptian Pound
     HUF Hungarian Forint
     IDR Indonesian Rupiah
     MXN Mexican Peso
     MYR Malaysian Ringgit
     PEN Peruvian New Sol
     PLN Polish Zloty
     RSD Serbian Dinar
     TRY Turkish Lira
     USD United States Dollar
     UYU Uruguayan Peso
     ZAR South African Rand


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE

                                                                                       LEVEL 2          LEVEL 3
                                                      TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                     VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                    6/30/2011          PRICES           INPUTS           INPUTS
                                                   ------------     ------------     ------------     ------------
Common Stocks*..................................   $ 54,806,200     $ 54,806,200     $         --     $         --
Foreign Sovereign Bonds and Notes*..............     47,329,959               --       47,329,959               --
Foreign Corporate Bonds and Notes*..............     21,484,687               --       21,484,687               --
                                                   ------------     ------------     ------------     ------------
Total Investments*..............................    123,620,846       54,806,200       68,814,646               --
Forward Foreign Currency Contracts**............         18,059               --           18,059               --
                                                   ------------     ------------     ------------     ------------
Total...........................................   $123,638,905     $ 54,806,200     $ 68,832,705     $         --
                                                   ============     ============     ============     ============


                                                LIABILITIES TABLE

                                                                                       LEVEL 2          LEVEL 3
                                                      TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                     VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                    6/30/2011          PRICES           INPUTS           INPUTS
                                                   ------------     ------------     ------------     ------------
Forward Foreign Currency Contracts**............   $   (159,507)    $         --     $   (159,507)    $         --
                                                   ============     ============     ============     ============

*  See the Portfolio of Investments for country breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2011 (UNAUDITED)

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                             ----------------------------------------------------------
                                                                            PURCHASE          SALE          UNREALIZED
SETTLEMENT                          AMOUNT                AMOUNT           VALUE AS OF     VALUE AS OF     APPRECIATION
   DATE       COUNTERPARTY       PURCHASED (a)           SOLD (a)         JUNE 30, 2011   JUNE 30, 2011   (DEPRECIATION)
-----------   ------------   --------------------   -------------------   -------------   -------------   --------------
 07/21/11          CIT        MXN       9,762,000   USD         820,788    $   832,186     $   820,788     $     11,398
 07/21/11          JPM        ZAR       3,058,000   USD         449,962        450,846         449,962              884
 07/21/11          JPM        ZAR         497,000   USD          73,365         73,274          73,365              (91)
 08/25/11          RBS        USD       2,340,516   BRL       3,834,000      2,340,516       2,424,609          (84,093)
 07/21/11          BAR        USD          76,902   HUF      14,420,000         76,902          78,486           (1,584)
 08/25/11          RBS        USD         777,161   IDR   6,734,876,000        777,161         778,232           (1,071)
 07/21/11          JPM        USD       1,048,376   MXN      12,253,000      1,048,376       1,044,537            3,839
 07/21/11          BAR        USD         693,652   PLN       1,913,000        693,652         695,887           (2,235)
 07/21/11          JPM        USD         669,005   TRY       1,087,000        669,005         667,067            1,938
 07/21/11          BAR        USD       2,433,990   ZAR      16,987,000      2,433,990       2,504,423          (70,433)
                                                                                                           ------------
Net Unrealized Appreciation (Depreciation).............................................................    $   (141,448)
                                                                                                           ============

(a)   Please see page 13 for currency descriptions.

Counterparty Abbreviations:
     BAR   Barclays Bank
     CIT   Citibank, NA
     JPM   JPMorgan Chase
     RBS   Royal Bank of Scotland


Page 14                See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2011 (UNAUDITED)


ASSETS:
Investments, at value
   (Cost $101,185,526).........................................................................      $123,620,846
Cash...........................................................................................           215,106
Unrealized appreciation on forward foreign currency contracts..................................            18,059
Prepaid expenses...............................................................................            15,825
Receivables:
   Investment securities sold..................................................................         1,949,104
   Interest....................................................................................         1,639,950
   Foreign currencies sold.....................................................................           976,910
   Dividends...................................................................................           224,055
                                                                                                     ------------
      Total Assets.............................................................................       128,659,855
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Unrealized depreciation on forward foreign currency contracts..................................           159,507
Payables:
   Investment securities purchased.............................................................           444,947
   Deferred Thailand capital gains tax.........................................................           209,202
   Investment advisory fees....................................................................           104,801
   Custodian fees..............................................................................            40,710
   Audit and tax fees..........................................................................            32,635
   Printing fees...............................................................................            11,040
   Legal fees..................................................................................             9,940
   Administrative fees.........................................................................             9,893
   Transfer agent fees.........................................................................             5,145
   Interest and fees on loan...................................................................             2,235
   Trustees' fees and expenses.................................................................               159
Other liabilities..............................................................................             6,216
                                                                                                     ------------
   Total Liabilities...........................................................................         6,836,430
                                                                                                     ------------
NET ASSETS.....................................................................................      $121,823,425
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 97,511,411
Par value......................................................................................            53,278
Accumulated net investment income (loss).......................................................        (1,333,284)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts and foreign currency transactions.................................................         3,500,363
Deferred Thailand capital gains tax............................................................          (209,202)
Net unrealized appreciation (depreciation) on investments, forward foreign
   currency contracts and foreign currency translation.........................................        22,300,859
                                                                                                     ------------
NET ASSETS.....................................................................................      $121,823,425
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      22.87
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,327,785
                                                                                                     ============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $8,108)............................................      $  2,856,001
Dividends (net of foreign withholding tax of $115,864).........................................           934,328
Other..........................................................................................            12,424
                                                                                                     ------------
   Total investment income.....................................................................         3,802,753
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           626,221
Custodian fees.................................................................................           100,943
Administrative fees............................................................................            59,116
Interest and fees on loan......................................................................            43,600
Audit and tax fees.............................................................................            27,395
Transfer agent fees............................................................................            19,956
Trustees' fees and expenses....................................................................            19,533
Printing fees..................................................................................            17,437
Legal fees.....................................................................................            12,421
Other..........................................................................................            56,070
                                                                                                     ------------
   Total expenses..............................................................................           982,692
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         2,820,061
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         3,438,817
   Forward foreign currency contracts..........................................................           102,246
   Foreign currency transactions...............................................................            (6,102)
                                                                                                     ------------
Net realized gain (loss).......................................................................         3,534,961
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        (2,097,730)
   Forward foreign currency contracts..........................................................            (9,819)
   Foreign currency translation................................................................           (29,271)
Net change in deferred Thailand capital gains tax..............................................            (3,694)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        (2,140,514)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,394,447
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  4,214,508
                                                                                                     ============


Page 16                See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                           ENDED             YEAR
                                                                                         6/30/2011           ENDED
                                                                                        (UNAUDITED)       12/31/2010
                                                                                      --------------    --------------
OPERATIONS:
Net investment income (loss).......................................................   $    2,820,061    $    5,143,399
Net realized gain (loss)...........................................................        3,534,961         8,173,830
Net change in unrealized appreciation (depreciation)...............................       (2,140,514)       10,051,108
                                                                                      --------------    --------------
Net increase (decrease) in net assets resulting from operations....................        4,214,508        23,368,337
                                                                                      --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................       (3,729,450)       (4,403,686)
Net realized gain..................................................................               --        (3,055,213)
Return of capital..................................................................               --                --
                                                                                      --------------    --------------
Total distributions to shareholders................................................       (3,729,450)       (7,458,899)
                                                                                      --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................               --                --
Repurchase of Common Shares (a)....................................................               --        (1,287,590)
                                                                                      --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions..........               --        (1,287,590)
                                                                                      --------------    --------------
Total increase (decrease) in net assets............................................          485,058        14,621,848
NET ASSETS:
Beginning of period................................................................      121,338,367       106,716,519
                                                                                      --------------    --------------
End of period......................................................................   $  121,823,425    $  121,338,367
                                                                                      ==============    ==============
Accumulated net investment income (loss) at end of period..........................   $   (1,333,284)   $     (423,895)
                                                                                      ==============    ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................        5,327,785         5,400,233
Common Shares repurchased (a)......................................................               --           (72,448)
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........               --                --
                                                                                      --------------    --------------
Common Shares at end of period.....................................................        5,327,785         5,327,785
                                                                                      ==============    ==============

-----------------------------

(a) On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009, but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on December 2, 2009, but on December 15, 2009, the Fund again announced that the Board authorized continuation of the Fund's repurchase program. The program expired on March 15, 2010. For the year ended December 31, 2010, the Fund repurchased 72,448 of its shares at an average discount of 10.45% from net asset value per share.

                       See Notes to Financial Statements                 Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................   $    4,214,508
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................      (35,330,257)
      Sales, maturities and paydowns of investments................................       36,809,523
      Net amortization/accretion of premiums/discounts on investments..............         (189,744)
      Net realized gain/loss on investments........................................       (3,438,817)
      Net change in unrealized appreciation/depreciation on forward foreign .......
           currency contracts......................................................            9,819
      Net change in unrealized appreciation/depreciation on investments............        2,097,730
CHANGES IN ASSETS AND LIABILITIES:
      Increase in receivable for foreign currency sold.............................         (976,910)
      Increase in interest receivable..............................................         (111,790)
      Increase in dividends receivable.............................................         (182,650)
      Increase in prepaid expenses.................................................          (10,201)
      Decrease in interest and fees on loan payable................................           (1,491)
      Decrease in investment advisory fees payable.................................           (2,768)
      Decrease in audit and tax fees payable.......................................          (21,605)
      Increase in legal fees payable...............................................            4,318
      Decrease in printing fees payable............................................          (12,455)
      Decrease in administrative fees payable......................................             (264)
      Increase in custodian fees payable...........................................            8,884
      Increase in transfer agent fees payable......................................            2,581
      Increase in Trustees' fees and expenses payable..............................              125
      Increase in deferred Thailand capital gains tax..............................            3,694
      Decrease in other liabilities................................................             (452)
                                                                                      --------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                     $    2,871,778
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income..............       (3,729,450)
                                                                                      --------------
CASH USED IN FINANCING ACTIVITIES..................................................                         (3,729,450)
                                                                                                        --------------
Decrease in cash (a)...............................................................                           (857,672)
Cash at beginning of period........................................................                          1,072,778
                                                                                                        --------------
CASH AT END OF PERIOD..............................................................                     $      215,106
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                     $       45,091
                                                                                                        ==============


-----------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(29,272).


Page 18                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS
                                             ENDED          YEAR           YEAR           YEAR           YEAR           PERIOD
                                           6/30/2011       ENDED          ENDED          ENDED          ENDED           ENDED
                                          (UNAUDITED)    12/31/2010     12/31/2009     12/31/2008     12/31/2007    12/31/2006 (a)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of period....   $   22.80      $   19.76      $   12.87      $   21.69      $   20.58      $   19.10 (b)
                                           ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............        0.53           0.97           1.01           1.09 (c)       0.92           0.29
Net realized and unrealized gain (loss).        0.24           3.44           7.16          (8.37)          2.00           1.58
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations........        0.77           4.41           8.17          (7.28)          2.92           1.87
                                           ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................       (0.70)         (0.83)         (0.81)         (1.08)         (0.79)         (0.31)
Net realized gain.......................          --          (0.57)            --          (0.10)         (1.02)            --
Return of capital.......................          --             --          (0.63)         (0.38)            --          (0.04)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total from distributions................       (0.70)         (1.40)        (1.44)        (1.56)         (1.81)        (0.35)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Common Shares offering costs charged to
     paid-in capital....................          --             --             --             --             --          (0.04)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Capital share repurchases...............          --           0.03             --             --             --             --
                                           ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period..........   $   22.87      $   22.80      $   19.76      $   12.87      $   21.69      $   20.58
                                           =========      =========      =========      =========      =========      =========
Market value, end of period.............   $   20.89      $   21.32      $   18.04      $   10.25      $   19.50      $   19.03
                                           =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (d)       3.79%         23.29%         69.25%        (33.94)%        15.74%          9.74%
                                           =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (d)..        1.25%         26.45%         94.01%        (41.48)%        12.53%         (3.10)%
                                           =========      =========      =========      =========      =========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....   $ 121,823      $ 121,338      $ 106,717      $  75,365      $ 128,112      $ 121,519
Ratio of total expenses to average net
   assets ..............................        1.64% (e)      1.76%          2.11%          2.00%          2.04%          2.16% (e)
Ratio of net expenses to average net
   assets excluding interest expense....        1.57% (e)      1.62%          1.80%          1.60%          1.58%          2.05% (e)
Ratio of net investment income (loss)
   to average net assets................        4.72% (e)      4.55%          6.11%          5.73%          4.31%          4.27% (e)
Portfolio turnover rate.................          28%            87%            66%            64%            95%            40%
INDEBTEDNESS:
Total loan outstanding (in 000's).......   $   5,800      $   5,800      $   5,800      $  13,500      $   8,000      $   7,000
Asset coverage per $1,000 of
   indebtedness (f) ....................   $  22,004      $  21,920      $  19,399      $   6,583      $  17,014      $  18,360


-----------------------

(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)   Net of sales load of $0.90 per share on initial offering.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

                       See Notes to Financial Statements                 Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. The Fund's securities will be valued as follows:

      Bond, notes and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)  benchmark yields;
            2)  reported trades;
            3)  broker/dealer quotes;
            4)  issuer spreads;
            5)  benchmark securities;
            6)  bids and offers; and
            7)  reference data including market research publications.

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Currency-linked notes, credit-linked notes, interest rate swaps and credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)

     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                 o   Quoted prices for similar securities in active markets.

                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of June 30, 2011 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. CREDIT LINKED NOTES:

The Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available. At June 30, 2011, the Fund has no credit linked notes.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, equivalent to the unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in the "Net realized gain (loss) on forward

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended June 30, 2011, the open and close notional values of forward foreign currency contracts were $15,457,295 and $(191,048), respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on the net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Distributions paid from:
Ordinary income.................................   $    4,403,686
Long-term capital gains.........................        3,055,213
Return of capital...............................               --

As of December 31, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $           --
Undistributed capital gains.....................               --
                                                   --------------
Total undistributed earnings....................               --
Accumulated capital and other losses............         (109,078)
Net unrealized appreciation (depreciation)......       24,088,264
                                                   --------------
Total accumulated earnings (losses).............       23,979,186
Other...........................................         (205,508)
Paid-in capital.................................       97,564,689
                                                   --------------
Net assets......................................   $  121,338,367
                                                   ==============

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2010, the Fund had fully utilized its capital loss carryforward according to the following schedule:


                         UTILIZED IN
         FISCAL YEAR     CURRENT YEAR        REMAINING       EXPIRATION

         12/31/08        $   495,817         $      --        12/31/16
         12/31/09          5,114,038                --        12/31/17
                         -----------------------------
         Total           $ 5,609,855         $      --
                         =============================


Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Fund intends to elect to defer net realized foreign currency losses of $109,078 incurred between November 1, 2010 through December 31, 2010.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of June 30, 2011, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Funds' financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which was renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor, or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2011, were $35,775,204 and $38,758,627, respectively.

                                  5. BORROWING

The Fund has entered into a revolving loan agreement with The Bank of Nova Scotia, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $12,000,000. As of June 30, 2011, the Fund had one loan outstanding under the loan agreement of $5,800,000. For the six months ended June 30, 2011, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six months ended June 30, 2011, were 1.36% and 1.29%, respectively, and the weighted-average interest rate was 1.34%. The interest rate at June 30, 2011 was 1.29%. The Fund also pays a commitment fee of 0.15% (or 0.30% if the loan balance drops below 40% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of

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NOTES TO FINANCIAL STATEMENTS - (Continued)
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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


Non-U.S. Government Securities Risk: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 5,079,386, the number of votes against was 77,018 and the number of abstentions was 171,381. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

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


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


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

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
BNY Mellon Investment Servicing Trust Company
Formerly, PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[Blank Back Cover]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust/Aberdeen Emerging Opportunity Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  August 22, 2011
    -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  August 22, 2011
    -----------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                          (principal financial officer)

Date  August 22, 2011
    -----------------------------------

* Print the name and title of each signing officer under his or her signature.